                                                                   EXHIBIT 10.10



                          TRADEMARK SECURITY AGREEMENT

               THIS TRADEMARK SECURITY AGREEMENT (the "Agreement") is dated March 12, 2002, among HOLIDAY RV SUPERSTORES, INC., ("Holiday RV"), a Delaware corporation, (the "Grantor"), and AGHI FINANCE CO, LLC, a Delaware limited liability company (the "Lender").

                              W I T N E S S E T H:

               WHEREAS, pursuant to that certain Loan and Security Agreement dated as of the date hereof by and between Grantor and Lender and joined in by the guarantors listed therein, (including all annexes, exhibits or schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Loan Agreement"), Lender has agreed to make the Loan as defined in the Loan Agreement for the benefit of Grantor; and

               WHEREAS, pursuant to the Loan Agreement, Grantor is required to execute and deliver to Lender this Agreement;

               NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor hereby agrees as follows:

               1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Loan Agreement.

               2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. To secure the prompt and complete payment, performance and observance of all of the Obligations, and to induce Lender to enter into the Loan Agreement and to make the Loan as provided for therein in accordance with the terms and conditions thereof, Grantor hereby grants to Lender a continuing priority security interest in all of Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark Collateral"):

               (a) all of its trademarks and trademark licenses to which it is a party including those referred to on Schedule I hereto;

               (b) all reissues, continuations or extensions of the foregoing;

               (c) all goodwill of the business connected with the use of, and symbolized by, each trademark and each trademark license; and

               (d) all products and proceeds of the foregoing, including, without limitation, any claim by Grantor against third parties for past, present or future (i) infringement or dilution of any trademark or trademark licensed under any trademark license or (ii) injury to the goodwill associated with any trademark or any trademark licensed under any trademark license.

               3. SECURITY AGREEMENT. The security interests granted pursuant to this Agreement are granted in conjunction with the security interests granted to Lender pursuant to the Loan Agreement. Grantor hereby acknowledges and affirms that the rights and remedies of Lender with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Loan Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

                            [signature page follows]

               IN WITNESS WHEREOF, Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


                                        HOLIDAY RV SUPERSTORES, INC.



                                        By:  /s/ Marcus A. Lemonis
                                            ------------------------------------
                                            Marcus A. Lemonis, Chief Executive
                                            Officer




ACCEPTED AND ACKNOWLEDGED BY:

AGHI FINANCE CO, LLC


By:  /s/ Paul E. Schedler
    ------------------------------------
    Paul E. Schedler, Vice President

                            ACKNOWLEDGMENT OF GRANTOR

STATE OF MINNESOTA           )
                             )   ss.
COUNTY OF HENNEPIN           )

        On this ____ day of March, 2002 before me personally appeared Marcus A. Lemonis, proved to me on the basis of satisfactory evidence to be the person who executed the foregoing instrument on behalf of Holiday RV Superstores, Inc., an authorized officer of said corporation, that the said instrument was signed on behalf of said corporation as authorized by its Board of Directors and that he acknowledged said instrument to be the free act and deed of said corporation.


                                                   -----------------------------
               {seal}                              Notary Public

                                   SCHEDULE I
                                       to
                          TRADEMARK SECURITY AGREEMENT


                             TRADEMARK REGISTRATIONS

           MARK                      REG. NO.                       DATE
           ----                      --------                       ----
Recreation USA                      75/818,385                 October 8, 1999



                             TRADEMARK APPLICATIONS

           MARK                APPLICATION SERIAL NO.               DATE
           ----                ----------------------               ----

